UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
March 2, 2018

VORNADO REALTY TRUST
(Exact Name of Registrant as Specified in Charter)

Maryland	No. 001-11954	No. 22-1657560
(State or Other	(Commission	(IRS Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)
VORNADO REALTY L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware	No. 001-34482	No. 13-3925979
(State or Other	(Commission	(IRS Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

888 Seventh Avenue New York, New York	10019
(Address of Principal Executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 894-7000
Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.        Other Events.
On February 16, 2018, the New York City Tax Appeals Tribunal (the “Tribunal”) issued a decision against a subsidiary of Vornado Realty Trust and assessed additional New York City real property transfer taxes. This decision reversed a January 2017 determination of a New York City administrative law judge that those New York City real property transfer taxes were not due. The Company has two other subsidiaries that received Notices of Determination issued by the New York City Department of Finance assessing additional real property transfer tax where the underlying facts related to these assessments are similar to those in the case ruled on by the Tribunal. Although the Company intends to appeal the Tribunal’s decision, as a result of that decision the Company estimates that it will record an expense in the quarter ended March 31, 2018 for these three subsidiaries’ share of the amount of the assessment/potential assessments of approximately $21.9 million (after allocation of $9.5 million to noncontrolling interests), or $0.11 per diluted share, which will be included in “net income attributable to common shareholders” and will be excluded from “net income attributable to common shareholders, as adjusted.” On a Funds from Operations (“FFO”) basis, the $21.9 million of expense will be included in “total FFO” and will be excluded from “FFO, as adjusted.” This expense includes $13.9 million of real property transfer taxes and $8.0 million of interest.
Certain statements contained herein may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.  The Company notes that its statement regarding an appeal of the Tribunal’s decision is a forward-looking statement. There can be no assurance that any such appeal will be successful. For a discussion of factors that could materially affect the outcome of our other forward-looking statements and our future results and financial condition, see "Risk Factors" in Part I, Item 1A, of our Annual Report on Form 10-K for the year ended December 31, 2017.  Such factors include, among others, risks associated with the timing of and costs associated with property improvements, financing commitments and general competitive factors.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY TRUST
(Registrant)

By:	/s/ Matthew Iocco
Name:	Matthew Iocco
Title:	Chief Accounting Officer (duly authorized officer and principal accounting officer)

Date: March 2, 2018

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY L.P.
(Registrant)
By:	VORNADO REALTY TRUST,
Sole General Partner

By:	/s/ Matthew Iocco
Name:	Matthew Iocco
Title:	Chief Accounting Officer of Vornado Realty Trust, sole General Partner of Vornado Realty L.P. (duly authorized officer and principal accounting officer)

Date: March 2, 2018

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